EX 99.1

    News
Release

  Vectren Corporation

    One Vectren Square

Evansville, IN 47708

FOR IMMEDIATE RELEASE
March 10, 2011
Investor contact: Robert Goocher, (812) 491-4080, rgoocher@vectren.com
Media contact:  Mike Roeder, (812) 491-5255 or mroeder@vectren.com

Vectren Utility Holdings prices $150 Million of senior unsecured notes

Evansville, Ind. -- Vectren Corporation (NYSE: VVC) today announced that on March 9, 2011, its subsidiary, Vectren Utility Holdings, Inc., ("VUHI") priced $150 million of its senior unsecured notes to be issued in three tranches of 10, 15 and 30 years.  The notes were sold to various institutional investors through the private placement market. VUHI will be issuing $55 million of 4.67 percent Series A senior notes due Nov. 30, 2021; $60 million of 5.02 percent Series B senior notes due Nov. 30, 2026; and $35 million of 5.99 percent Series C senior notes due Dec. 2, 2041. The proceeds received from the issuance of the senior notes will be used to partially refinance $250 million of VUHI long-term debt maturing Dec. 1, 2011. Subject to the satisfaction of customary closing conditions, the notes will be issued on or about Nov. 30, 2011.

"We are pleased at the level of interest in our offering and to have been able to execute these new debt issues to refinance existing long-term debt to support our utility operations at very attractive interest rates," said Jerome A. Benkert, Jr., Vectren's executive vice president and CFO.

The VUHI senior notes will not be registered under the Securities Act of 1933 or any state securities laws. These senior notes will not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act of 1933 and any state securities laws. This announcement is neither an offer to sell nor a solicitation of an offer to buy the senior notes.

About Vectren
Vectren Corporation (NYSE: VVC) is an energy holding company headquartered in Evansville, Ind. Vectren’s energy delivery subsidiaries provide gas and/or electricity to more than one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren’s nonutility subsidiaries and affiliates currently offer energy-related products and services to customers throughout the U.S. These include infrastructure services, energy services, coal mining and energy marketing. To learn more about Vectren, visit http://www.vectren.com.

Forward-Looking Statements
All statements other than statements of historical fact included in this news release are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements.  Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the company’s actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs; unanticipated changes to fossil fuel costs; unanticipated changes to gas transportation and storage costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints.  Catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornados, terrorist acts or other similar occurrences could adversely affect Vectren’s facilities, operations, financial condition and results of operations. Increased competition in the energy industry, including the effects of industry restructuring and unbundling. Regulatory factors such as unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under traditional regulation, and the frequency and timing of rate increases.  Financial, regulatory or accounting principles or policies imposed by the Financial Accounting Standards Board; the Securities and Exchange Commission; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight.  Economic conditions including the effects of an economic downturn, inflation rates, commodity prices, and monetary fluctuations. Economic conditions surrounding the current economic uncertainty,  including significantly lower levels of economic activity; uncertainty regarding energy prices and the capital and commodity markets; volatile changes in the  demand for natural gas, electricity, coal, and other nonutility products and services; impacts on both gas and electric large customers; lower residential and commercial customer counts; higher operating expenses; and further reductions in the value of certain nonutility real estate and other legacy investments. Increased natural gas and coal commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense.  Changing market conditions and a variety of other factors associated with physical energy and financial trading activities including, but not limited to, price, basis, credit, liquidity, volatility, capacity, interest rate, and warranty risks.  Direct or indirect effects on the Company’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries.  The performance of projects undertaken by the Company’s nonutility businesses and the success of efforts to invest in and develop new opportunities, including but not limited to, the Company’s infrastructure, energy services, coal mining, and energy marketing strategies.  Factors affecting coal mining operations including  MSHA guidelines and interpretations of those guidelines, as well as additional mine regulations and more frequent and broader inspections that could result from the recent  mining incidents at coal mines of other companies; geologic, equipment, and operational risks; the ability to execute and negotiate new sales contracts and resolve contract interpretations; volatile coal market prices and demand;  supplier and contract miner performance; the availability of key equipment, contract miners and commodities; availability of transportation; and the ability to access/replace coal reserves. Employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, work stoppages, or pandemic illness. Legal and regulatory delays and other obstacles associated with mergers, acquisitions and investments in joint ventures.  Costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving compliance with state and federal laws and interpretations of these laws. Changes in or additions to  federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, environmental laws, including laws governing greenhouse gases, mandates of sources of renewable energy, and other regulations.

More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2010 annual report on Form 10-K filed on Feb. 17, 2011. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.